UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 2005


                                West Marine, Inc.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



   Delaware                          0-22512                     77-0355502
-----------------                ---------------             ------------------
(State or Other                 (Commission File              (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)



                               500 Westridge Drive
                         Watsonville, California 95076
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          (Address of Principal Executive Offices, Including Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As of March 25, 2005, West Marine Products, Inc. ("West Marine Products"), a subsidiary of West Marine, Inc., entered into an amendment to the Credit Agreement, dated as of October 14, 2004, by and among West Marine Products, the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent and Arranger, Union Bank Of California, N.A., as Syndication Agent, and Bank Of America, N.A., as Documentation Agent. The amendment increases the maximum permitted consolidated leverage ratio for the 12-month period ending on the last day of the fiscal quarter ending April 2, 2005 to 4.00 to 1.00 from
3.75 to 1.00. In all other material respects, the credit agreement remains in full force and effect.

The foregoing is a summary of the material terms of the amendment to the Credit Agreement. As a summary of the material terms of the amendment to the Credit Agreement, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the amendment to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Exhibit:

                 10.1   Amendment No. 1 to Credit Agreement, dated as of
                        March 25, 2005, by and among West Marine Products, Inc., the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent, a Lender, the Issuing Lender and the Swing Line Lender.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WEST MARINE, INC.





Date:  March 29, 2005                       By: /s/ Eric Nelson
                                                ------------------------------
                                                Eric Nelson
                                                Senior Vice President and
                                                Chief Financial Officer